EXHIBIT 10.39

                           INDUSTRIAL LEASE AGREEMENT
                           --------------------------

STATE OF TEXAS                   Section
                                 Section
COUNTY OF DALLAS                 Section

     THIS LEASE AGREEMENT is made and entered into effective as of February 5, 1993, by and between the Landlord and the Tenant hereinafter named.

                               W I T N E S S E T H:
                               - - - - - - - - - -

     1. DEFINITIONS AND BASIC PROVISIONS. The following definitions and basic provisions shall be used in conjunction with and limited by the reference thereto in the provisions of this Lease:

     (a)  "Landlord":         ST. PAUL PROPERTIES, INC., a Delaware corporation.

     (b)  "Tenant":           SIMMONS COMPANY, a Delaware corporation.

     (c)  "Premises":         The building or buildings (hereinafter the
"Building") and those improvements generally described on Exhibit "B" attached hereto, which Building is located on the real property described on Exhibit "A" attached hereto and made a part hereof (the "Property").

     (d) "Lease Term": A period of one hundred two (102) months, commencing on the earlier of the date specified in that certain Agreement Regarding Leased Real Property (the "Sublease") between Landlord, Tenant and Motorola, Inc. ("Sublessor"), or October 1, 1994 (the "Commencement Date") and ending March 31, 2003 (the "Expiration Date"). See Rider #1 - Renewal Option.

     (e)  "Basic Rental"      (1)  $22,113.00 per month, for the period October
                                   1, 1994 through March 31, 1998.
                              (2)  $26,535.00 per month for the period of April
                                   1, 1998 through March 31, 2003.

     (f)  "Security Deposit":      $25,000.00.

     (g)  "Permitted Use":         Manufacture, assembly, storage, and
distribution of Simmons bedding products and related office use, and any other related use, subject to compliance by Tenant with all applicable laws, rules and ordinances, and subject further to the provisions of Rider #4.

     (h)  "Maximum Rate":          The lesser of (i) the annual rate of interest
determined by adding four percent (4%) to the prime lending rate as announced from time to time by Bank One, Texas, N.A., or (ii) the maximum rate of interest permitted by applicable law, including as to Article 5069-1.04, Vernon's Texas Civil Statutes (and as the same may be incorporated by reference in other Texas statutes) but otherwise without limitation, that rate based on the "indicated rate ceiling".

     (1) "Additional Rent": All sums of money, other than Basic Rental, which become due under this Lease. Basic Rental and Additional Rent shall collectively constitute the "Rent" or "Rentals" due or to become due under this Lease and are herein so called.

     2.   LEASE GRANT.   Landlord, in consideration of the Basic Rental to be
paid and the other covenants and agreements to be performed by Tenant and upon the terms and conditions hereinafter stated, does hereby lease, demise and let unto Tenant the Premises commencing on the Commencement Date hereof and ending on the Termination Date, unless extended or sooner terminated as herein provided.




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               By occupying the Premises, Tenant shall be deemed to have
accepted the same as suitable for the purposes herein intended and to have acknowledged that the same comply fully with Landlord's covenants and obligations. After the Commencement Date of this Lease, Tenant shall, upon request from Landlord, execute and deliver to Landlord a letter of acceptance of delivery of the Premises, which letter shall also state the Commencement Date and Expiration Date. See Rider #2 - Current Occupancy by Tenant.

     3.   RENT.

          (a) In consideration of this Lease, commencing on the Commencement Date, Tenant promises and agrees to pay Landlord the Basic Rental, without deduction or set off, for each and every month of the Lease Term and further promises and agrees to pay all Additional Rent which becomes due hereunder. The nonpayment of any Additional Rent shall afford Landlord all the rights and remedies as are herein provided in the case of nonpayment of the Basic Rental.

          (b) The Security Deposit shall be payable by Tenant to Landlord contemporaneously with the execution hereof, A monthly installment of Basic Rental shall be due and payable without demand commencing on the Commencement Date, and on or before the first day of each succeeding calendar month during the term hereof. Basic Rental for any fractional month at the beginning or end of the Lease Term shall be prorated.

          (c) The Security Deposit shall be held by Landlord, and shall bear interest for Tenant's account (unless Tenant defaults) at passbook savings rates in effect from time to time, and as security for the performance by Tenant of Tenant's covenants and obligations under this Lease, it being expressly understood that such deposit shall not be considered an advance payment of Rent or a measure of Landlord's damages in case of default by Tenant. Upon the occurrence of any event of default by Tenant, Landlord may, from time to time, without prejudice to any other remedy, use the Security Deposit to the extent necessary to make good any arrearages of Basic Rental and any other damage, injury, expense or liability caused to Landlord by such event of default. Following any such application of the Security Deposit, Tenant shall pay to Landlord on demand the amount so applied in order to restore the Security Deposit to its original amount. If Tenant is not then in default hereunder, any remaining balance of the Security Deposit and accrued interest shall be returned by Landlord to Tenant upon expiration or earlier termination of this Lease. If Landlord transfers its interest in the Premises during the Lease Term, Landlord may assign the Security Deposit to the transferee and shall have no further liability for the return of the Security Deposit. upon transferee's assumption of such obligation.

          (d) Notwithstanding any expiration or earlier termination of this Lease, Tenant's obligation to pay any and all Additional Rent under this Lease shall continue and shall cover all periods up to the date this Lease expires or is terminated. Tenant's obligation to pay any and all Additional Rent under this Lease and Landlord's and Tenant's obligation to make the adjustments referred to in this Lease shall survive any expiration or termination of this Lease.

          (e) If any Basic Rental payment required to be paid or which becomes due under this Lease is not paid by the tenth (10th) day following the day on which it is due, a service charge of five percent (5%) of such amounts due shall become



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     due and payable in addition to the amounts due.  Said service charge is for the purpose of reimbursing Landlord for the extra costs and expenses in connection with the handling and processing of late payments. In addition to such service charge, if any Basic Rental payment is not paid by the tenth (10th) day following the day on which it becomes due, Tenant shall pay to Landlord, in addition to such Basic Rental payment and the service charge, interest on such Basic Rental payment calculated at the Maximum
     Rate from the date such Basic Rental payment was due until paid by Tenant.

          (f) If any Additional Rent required to be paid or which becomes due under this Lease is not paid when due, Tenant shall pay to Landlord, in addition to such amounts, interest on such amounts at the Maximum Rate from the date such amounts were due until paid by Tenant.

     4.   TAXES AND OTHER ASSESSMENTS; OPERATING EXPENSES.

          (a) Tenant shall pay to Landlord as Additional Rent an amount equal to all taxes, assessments and governmental charges of any kind and nature whatsoever (hereinafter collectively referred to as "taxes") lawfully levied or assessed against the real property described on Exhibit "A" and the improvements located thereon. Such amount shall be paid within twenty
     (20) days after receipt of Landlord's invoice to Tenant for same (which invoice shall be accompanied by copies of tax bills and the due dates thereof) and in the event any such amount is not paid within twenty (20) days after the date of Landlord's invoice to Tenant, the unpaid amount shall bear interest at the Maximum Rate from the date of the invoice until payment by Tenant.

          (b) If at any time during the term of this Lease, the present method of taxation shall be changed so that in lieu of the whole or any part of any taxes, assessments or governmental charges levied, assessed or imposed on real estate and the improvements thereon, there shall be levied, assessed or imposed on Landlord a capital levy or other tax directly on the Basic Rentals received therefrom and/or a franchise tax assessment, levy or charge measured by or based, in whole or in part, upon such Basic Rentals for the present or any future building or buildings on the real property described on Exhibit "A", then all such taxes, assessments, levies or charges (excluding state or other federal taxes levied on landlord's income), or the part thereof so measured or based, shall be deemed to be included within the term "taxes" for the purposes hereof.

          (c) As provided in and subject to Rider 3, Landlord shall have the right to employ a tax consulting firm to attempt to assure a fair tax burden on the Building within the applicable taxing jurisdiction. Tenant shall pay to Landlord upon demand from time to time, as Additional Rent, the cost of such service.

          (d) Any payment to be made pursuant to this Lease with respect to the real estate tax year or the calendar year (in the case of Operating Expenses) in which this Lease commences or terminates shall be prorated.

          (e)  Tenant shall pay to Landlord as Additional Rent



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     any assessments made against the real property described on Exhibit "A" and the improvements located thereon, pursuant to any deed restrictions or development standards to which such property is subject. Such amount shall be paid within twenty (20) days after receipt of Landlord's invoice to Tenant for same and in the event any such amount is not paid within twenty
     (20) days after the receipt of Landlord's invoice to Tenant, the unpaid amount shall bear interest at the Maximum Rate from the date of the invoice until payment by Tenant. See Rider #3 - Operating Expenses

     6.   UTILITIES.     Landlord agrees to provide connections for water, gas,
sewer, electricity, and telephone service to the Premises; but Tenant shall pay for all water, gas, heat, light, power, telephone, sewer, fire sprinkler, lawn sprinkler charges and other utilities and services used on or from the Premises, together with any taxes, penalties, surcharges or the like pertaining thereto and any maintenance charges for utilities and shall furnish all electric light bulbs and tubes. Landlord shall in no event be liable for any interruption or failure of utility services on the Premises, except for an interruption or failure resulting from Landlord's gross negligence or willful misconduct.

     7.   USE.   Tenant shall use the Premises only for the Permitted Use (as defined in paragraph 1(g) hereof). Tenant will not, subject to Tenant's compliance with Rider #4, without Landlord's prior written consent, not to be unreasonably withheld, occupy or use the Premises, or permit any portion of the Premises to be occupied or used, for any business or purpose other than the Permitted Use or for any use or purpose which is unlawful in part or in whole or deemed to be disreputable in any manner or extrahazardous on account of fire, nor permit anything to be done which will in any way increase the rate of fire insurance on the Building or contents; and in the event that, by reason of acts of Tenant, there shall be any increase in rate of insurance on the Building or contents created by Tenant's acts or conduct of business then Tenant shall pay to Landlord the amount of such increase on demand. Tenant will conduct its business and control its agents, employees and invitees in such a manner as not to create any nuisance, nor interfere with, annoy or disturb other tenants or Landlord in management of the project of which the Premises form a part. Tenant will maintain the Premises in a clean healthful and safe condition and will comply with all laws, ordinances, orders, rules and regulations (state, federal, municipal and other agencies or bodies having any jurisdiction thereof) with reference to use, condition or occupancy of the Premises. Tenant will not, without the prior written consent of Landlord, not to be unreasonably withheld, paint, install lighting or



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decoration, or install any signs, window or door lettering or advertising media of any type on or about the Premises or any part thereof. Should Landlord agree in writing to any of the foregoing items in the preceding sentence, Tenant will maintain such permitted item in good condition and repair at all times. Outside storage, including but not limited to trucks or other vehicles, is also prohibited without Landlord's prior written consent, not to be unreasonably withheld. Tenant, its employees, customers and licensees shall have the exclusive right to use the parking areas on the Property. Landlord shall not be responsible for enforcing Tenant's exclusive parking rights against any third party. See Rider #4 - Further Use Provisions.

     8.   REPAIRS AND MAINTENANCE.

          (a) By Landlord: Landlord shall at its expense maintain only the roof, foundation and the structural soundness of the exterior walls (excluding all windows, window glass, plate glass, and all doors) of the Building in good repair and condition, except for reasonable wear and tear. After becoming aware of such need, Tenant shall give immediate written notice to Landlord of the need for repairs or corrections and Landlord shall proceed diligently within a reasonable time after receiving such notice to make such repairs or corrections. Landlord's liability hereunder shall be limited to the cost of such repairs or corrections. Tenant shall repair and pay for any damage caused by the negligence or default hereunder of or by Tenant, its employees, agents or invitees; the cost of any such damage which is paid by Landlord shall be deemed Additional Rent which is immediately due and owing from Tenant. In the event Landlord fails to make repairs required hereunder, Tenant may make such repairs, in which case Landlord shall reimburse Tenant for the actual, reasonable cost of such repairs, evidenced by invoices. Finally, Landlord shall be liable for actual damages incurred by Tenant as a result of the negligence or willful misconduct of Landlord or its employees or agents in performing required repairs.

          (b)  By Tenant:

               (1) Tenant shall at its own cost and expense keep and maintain all parts of the Premises (except those for which Landlord is expressly responsible under the terms of this Lease) in good condition (normal wear and tear accepted), promptly making all necessary repairs and replacements, including but not limited to, windows, glass and plate glass, door, and special office entry, interior walls and finish work, floors and floor covering, downspouts, gutters, heating and air conditioning systems, dock boards, truck doors, dock bumpers, irrigation system, paving, plumbing work and fixtures, pest extermination, exterior lighting fixtures, regular removal of trash and debris, regular mowing of any grass, trimming, weed removal, landscape replacement, general landscape maintenance, including rail spur areas, keeping the parking areas, driveways, alleys and the whole of the Premises in a clean and sanitary condition, and maintaining any spur track serving the Premises (Tenant agrees to sign a joint maintenance agreement with railroad company servicing the Premises, if requested by the railroad company). Tenant shall not be obligated to repair any damage caused by fire, tornado or other casualty covered by the insurance to be maintained by Landlord pursuant to the provisions of this Lease, except that Tenant shall be obligated to repair all wind damage to glass except with respect to tornado or hurricane damage. Landlord shall deliver to Tenant all guarantees or warranties, if any, received by Landlord in connection with the foregoing.

               (2) As provided in Rider #3, Landlord reserves the right to perform or have performed the paving and landscape maintenance, landscape replacement, exterior painting, maintenance of exterior lighting fixtures, and the maintenance of the irrigation systems and common sewerage line plumbing which are otherwise Tenant's obligations under



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          paragraph (b)(1) above and in such event, Tenant shall, in lieu of the obligations set forth under paragraph (b)(1) above with respect to such items in accordance with Rider #3, be liable to Landlord for the cost and expense of same, including but not limited to, the cost for mowing of grass, care of shrubs, landscape replacement, general landscaping, maintenance of parking areas, driveways and alleys, exterior repainting, maintenance of the exterior lighting fixtures and the maintenance of the irrigation systems and common sewerage line plumbing; provided, however, that Landlord shall have the right to require Tenant to pay such other reasonable costs of said mowing, shrub care and general landscaping costs as may be determined by Landlord in its sole discretion. If Tenant is clearly identified as being solely responsible for obstructions or stoppage of the common sanitary sewerage line, then Tenant shall pay the entire cost of repairing same, upon demand by Landlord. In the event Landlord elects to perform or cause to be performed such work, Tenant shall pay when due such costs and expenses in accordance with Rider #3.

               (3) Landlord shall have the right to coordinate any repairs and other maintenance of any rail tracks serving or to serve the Building, and if Tenant uses such rail tracks, Tenant shall reimburse Landlord from time to time upon demand, as Additional Rent, for the costs of such repairs and maintenance and any other sums specified in any agreement to which Landlord is a party respecting such tracks.

               (5) Tenant shall, at its own cost and expense, enter into a regularly scheduled preventive maintenance/service contract with a maintenance contractor for servicing all hot water, heating and air conditioning systems and equipment within or serving the Premises. The maintenance contractor and the contract must be approved by Landlord, not to be unreasonably withheld. The service contract must include all services suggested by the equipment manufacturer within the operation/maintenance manual and must become effective (and a copy thereof delivered to Landlord) within thirty
          (30) days of the date Tenant takes possession of the Premises.

               (6) If Tenant should fail to perform any of its obligations hereunder with respect to repairs and maintenance, then Landlord may, if it so elects, in addition to any other remedies provided herein, effect such repairs and maintenance. Any sums expended by Landlord in effecting such repairs and maintenance shall be due and payable, on or before twenty (20) days after Tenant receives a claim and accompanied by an invoice therefor, together with interest thereon at the Maximum Rate from the date of each such expenditure by Landlord to the date of repayment by Tenant.



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     9.   ALTERATIONS AND IMPROVEMENTS.  At the expiration or earlier termination of this Lease, Tenant shall deliver up the Premises with all improvements located thereon (except as otherwise herein provided) in good repair and condition, reasonable wear and tear excepted, and shall deliver to Landlord all keys to the Premises. The cost and expense of any repairs necessary to restore the condition of the Premises to the condition in which they are to be delivered to Landlord shall be borne by Tenant. Tenant will not make or allow to be made any alterations or physical additions in or to the Premises without the prior written consent of Landlord, which consent shall not be unreasonably withheld as to non-structural alterations. All alterations, additions or improvements (whether temporary or permanent in character) made in or upon the Premises, either by Landlord or Tenant, shall be Landlord's property on expiration or earlier termination of this Lease and shall remain on the Premises without compensation to Tenant. All furniture, movable trade fixtures and equipment installed by Tenant may be removed by Tenant at the expiration or earlier termination of this Lease if Tenant so elects, and shall be so removed if required by Landlord, or if not so removed within five (5) days after termination, and on or before the expiration of the Lease Term, shall, at the option of Landlord, become the property of Landlord. All such installations, removals and restoration shall be accomplished in a good workmanlike manner so as not to damage the Premises or the primary structure or structural qualities of the Building, the other improvements or the plumbing, electrical lines or other utilities.

     10. ASSIGNMENT AND SUBLETTING. Tenant shall not have the right to assign this Lease or to sublet the whole or any part of the Premises without the prior written consent of Landlord, such consent not to be unreasonably withheld or delayed. Notwithstanding any permitted assignment or subletting, Tenant shall at all times remain directly, primarily and fully responsible and liable for the payment of the Rent herein specified and for compliance with all of its other obligations under the terms, provisions and covenants of this Lease. Upon the occurrence of an "event of default" as hereinafter defined, if the Premises or any part thereof are then assigned or sublet, Landlord, in addition to any other remedies herein provided, or provided by law, may at its option collect directly from such assignee or subtenant all rents becoming due to Tenant under such assignment or sublease and apply such rents against any sums due to Landlord from Tenant hereunder, and no such collection shall be construed to constitute a novation or a release of Tenant from the further performance of Tenant's obligations hereunder. In the event of the transfer and assignment by Landlord of its interest in this Lease and the Premises, Landlord shall thereby be released from any further obligations hereunder, and Tenant agrees to look solely to such successor in interest of the Landlord for performance of such obligations. Tenant shall not mortgage, pledge or otherwise encumber its interest in this Lease or in the Premises without the prior written consent of Landlord, which consent may be withheld in Landlord's sole discretion. See Rider #5 - Subletting Provisions.

     11. LIABILITY. Landlord shall not be liable to Tenant or Tenant's employees, agents, patrons or visitors, or to any other person whomsoever, for any injury to person or damage to property on or about the Premises, resulting from and/or caused in part or whole by the negligence or misconduct of Tenant, its agents, servants or employees, or of any other person entering upon the Premises, or caused by the Buildings and improvements becoming out of repair, or caused by leakage of gas, oil, water or steam or by electricity emanating from the Premises, or due to any cause whatsoever, and Tenant hereby covenants and agrees that it will at all times indemnify and hold safe and harmless the Premises, the Landlord, Landlord's agents and employees from any loss, liability, claims, suits, costs, expenses, including without limitation attorney's fees and damages, both real and alleged, arising out of any such damage or injury, except injury to persons or damage to property to the extent caused by a default by Landlord resulting from the gross negligence or willful misconduct of Landlord. Tenant shall



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procure and maintain throughout the term of this Lease a policy or policies of insurance, at its sole cost and expense, insuring both Landlord and Tenant against all claims, demands or actions arising out of or in connection with:
(i) the Premises; (ii) the condition of the Premises; (iii) Tenant's operations in and maintenance and use of the Premises; and (iv) Tenant's liability assumed under this Lease, the limits of such policy or policies to be in the amount of not less than $500,000.00 per occurrence in respect of injury to persons (including death), and in the amount of not less than $100,000.00 per occurrence in respect of property damage or destruction, including loss of use thereof.
All such policies shall be procured by Tenant from responsible insurance companies satisfactory to Landlord. Certified copies of such policies, together with receipt evidencing payment of premiums therefor, shall be delivered to Landlord prior to the Commencement Date of this Lease. Not less than fifteen
(15) days prior to the expiration date of any such policies, certified copies of the renewals thereof (bearing notations evidencing the payment of renewal premiums) shall be delivered to Landlord. Such policies shall further provide that not less than thirty (30) days written notice shall be given to Landlord before such policy may be cancelled or changed to reduce insurance provided thereby.

     12. MORTGAGES. Tenant accepts this Lease subject to any deeds of trust, security interests or mortgages which might now or hereafter constitute a lien upon the Premises and to deed restrictions, zoning ordinances and other building and fire ordinances and governmental regulations relating to the use of the Premises. Tenant shall at any time hereafter, on demand, execute any instruments, releases or other documents that may be required by any mortgagee for the purpose of subjecting and subordinating this Lease to the lien of any such deed of trust, security interest or mortgage. With respect to any deed of trust, security interest or mortgage hereafter constituting a lien on the Premises, Landlord, at its sole option, shall have the right to waive the applicability of this paragraph so that this Lease will not be subject and subordinate to any such deed of trust, security interest or mortgage. Tenant shall upon request by Landlord, execute and deliver from time to time, one or more instruments certifying that this lease is in full force and unmodified (or, if modified stating the date and nature of each modification), the date through which the Basic Rental has been paid, the unexpired term of this Lease, and such other matters pertaining to this Lease as may be reasonably requested by Landlord. Landlord represents that as of the date of execution hereof, there is no deed of trust lien affecting the Property. In the event Landlord in the future causes a deed of trust lien to be placed on the Property, Landlord shall use its best efforts to obtain from the holder of the deed of trust lien (the "Holder") a non-disturbance agreement. It is understood that Tenant may not enter into any attornment agreement without a non-disturbance agreement being obtained from the Holder. In addition, Landlord will use its best efforts to obtain from Holder the right to use insurance proceeds to rebuild in the event of a casualty.

     13. INSPECTION. Landlord and Landlord's agents and representatives shall have the right to enter upon and inspect the Premises at any reasonable time during business hours, for the purpose of ascertaining the condition of the Premises or in order to make such repairs as may be required or permitted to be made by Landlord and, during the six (6) month period prior to the expiration of this Lease, or immediately upon a default by Tenant hereunder, Landlord and Landlord's agents and representatives shall have the right to enter upon the Premises at any reasonable time during business hours for the purpose of showing the Premises and shall have the right to erect on the Premises a suitable sign indicating the Premises are available for lease or for sale. Except in the case of an emergency, Landlord shall use its best efforts to notify Tenant in advance of any entry in or on the Premises for the above-stated purposes.

     14. CONDEMNATION. If the whole or any substantial part of the Premises should be taken for any public or quasi-public use under governmental law, ordinance or regulation, or by right of eminent domain, or by private purchase in lieu thereof and the taking would prevent or materially interfere with the use of the Premises for the purposes contemplated by the Permitted Use, this Lease shall terminate and the Basic Rental shall be abated during the unexpired portion of this Lease, effective when the physical taking of said Premises shall occur.

          If part of the Premises shall be taken for any public or quasi-public use under any governmental law, ordinance or by right of eminent domain, or by private purchase in lieu thereof,



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and this Lease is not terminated as provided in the paragraph above, this Lease shall not terminate but the Basic Rental payable hereunder during the unexpired portion of this Lease shall be reduced to such extent as may be fair and reasonable under all of the circumstances.

          In the event of any such taking or private purchase in lieu thereof, Landlord and Tenant shall each be entitled to receive and retain such separate awards and/or portion of lump sum awards as may be allocated to their respective interests in any condemnation proceedings.

     15. INSURANCE, FIRE OR OTHER CASUALTY. Landlord agrees to maintain standard fire and extended coverage insurance covering the Building in an amount not less than 80% (or such greater percentage as may be necessary to comply with the provisions of any co-insurance clauses of the policy) of the "replacement cost" thereof as such term is defined in the Replacement Cost Endorsement to be attached thereto, insuring against the perils of fire, lightning, vandalism, malicious mischief and loss of rent, extended by Special Extended Coverage Endorsement to insure against all other risks of direct physical loss, such coverages and endorsements to be as defined, provided and limited in the standard bureau forms prescribed by the insurance regulatory authority for the State in which the Premises are situated for use by insurance companies admitted in such state for the writing of such insurance or risks located within such state. Subject to the provisions of this paragraph, such insurance shall be for the sole benefit of Landlord and under its sole control. Tenant agrees to pay to Landlord, as Additional Rent, an amount equal to the Landlord's cost of maintaining such insurance. Said payments shall be made to Landlord immediately upon presentation to Tenant of Landlord's statement setting forth the amount due, together with such documentation as is reasonably necessary to evidence the costs of such insurance. In the event any such amount is not paid within twenty (20) days after the presentation to Tenant of the amount so due, the unpaid amount shall bear interest at the Maximum Rate from the date of such presentation until paid by Tenant. Any payment to be made pursuant to this paragraph with respect to the year in which this Lease expires or otherwise terminates shall bear the same ratio to the payment which would be required to be made for the full year as the part of such year covered by the term of this Lease bears to a full year.

          If the Building should be damaged or destroyed by fire, tornado or other casualty, Tenant shall give immediate written notice thereof to Landlord.

          If the Building should be totally destroyed by fire, tornado or other casualty, or if it should be so damaged thereby that rebuilding or repairs cannot in Landlord's reasonable estimation be completed within one hundred fifty
(150) days after the date upon which Landlord is notified by Tenant of such damage, this Lease shall terminate and the Rent shall be abated during the unexpired portion of this Lease, effective upon the date of the occurrence of such damage.

          If the Building should be damaged by any peril covered by the insurance to be provided by Landlord pursuant to the provisions of this paragraph, but only to such extent that rebuilding or repairs can in Landlord's reasonable estimation be completed within one hundred fifty (150) days after the date upon which Landlord is notified by Tenant of such damage, this Lease shall not terminate, and Landlord shall at its sole cost and expense thereupon proceed with reasonable diligence to rebuild and repair the Building to substantially the condition in which it existed prior to such damage, except that Landlord shall not be required to rebuild, repair or replace any part of the partitions, fixtures, additions and other improvements which may have been placed in, on or about the Premises by Tenant. If the Premises are untenantable in whole or in part following such damage, the Rent payable hereunder during the period in which they are untenantable shall be reduced to such extent as may be fair and reasonable under all of the circumstances. In the event that Landlord should fail to complete such repairs and rebuilding within one hundred fifty (150) days after the date upon which Landlord is notified by Tenant of such damage, Tenant may at its option terminate this Lease by delivering written notice of termination to Landlord as Tenant's exclusive remedy, whereupon all rights and obligations hereunder shall cease and terminate.

          Notwithstanding anything herein to the contrary, in the event the holder of any indebtedness secured by a mortgage or deed of trust covering the Building or the Premises requires that the insurance proceeds be applied to such indebtedness, then Landlord shall have the right to terminate this Lease by delivering written notice of termination to Tenant within forty five (45) days after such requirement is made by any such holder, whereupon all rights and obligations hereunder shall cease and terminate.

     16. HOLDING OVER. Should Tenant, or any of its successor in interest, hold over the Premises, or any part thereof, after the expiration of the term of this Lease, unless otherwise agreed in writing, such holding over shall constitute and be construed as tenancy from month to month only, at a Basic Rental equal to the Basic Rental payable for the last month of the term of this Lease plus twenty five percent (25%) of such amount. The holding over by Tenant for any part of a month shall entitle Landlord to collect the Rent called for under this paragraph for the entirety of such month. The provisions of this paragraph shall not be construed as Landlord's consent for the Tenant to hold over.

     17. TAXES ON TENANT'S PROPERTY. Tenant shall be liable for all taxes levied or assessed against personal property, furniture or fixtures placed by Tenant in the Premises. If any such taxes for which Tenant is liable are levied or assessed against Landlord or Landlord's property and if Landlord elects to pay the same or if the assessed value of Landlord's property is increased by inclusion of personal property, furniture or fixtures placed by Tenant in the Premises, and Landlord elects to pay the taxes based on such increase, Tenant shall pay to Landlord upon demand that part of such taxes for which Tenant is primarily liable hereunder.

     18. EVENTS OF DEFAULT. The following events shall be deemed to be events of default by Tenant under this Lease.

          (a) Tenant shall fail to pay any of the Basic Rental or Additional Rent hereby reserved and such failure shall continue for a period of five
     (5) days after written notice (which Landlord shall only be obligated to give one (1) time during each calendar year during the Lease Term).

          (b) Tenant shall fail to comply with any term, provision or covenant of this Lease, other than the payment of Rent, and shall not cure such failure within twenty (20) days after written notice thereof to Tenant. If, however, such failure is not capable of being cured within such 20-day period, so long as Tenant has commenced and is diligently pursuing a cure within the 20-day period, Tenant shall have a period not to exceed forty five (45) days from the notice of default within which to effect a cure.

          (c)  Tenant shall make an assignment for the benefit of creditors.

          (d) Tenant shall file a petition under any section or chapter of the United States Bankruptcy Code, as amended, or under any similar law or statute of the United States or any State thereof; or Tenant shall be adjudged bankrupt or insolvent in proceedings filed against Tenant thereunder and such adjudication shall not be vacated or set aside within thirty (30) days.

          (e) A receiver or trustee shall be appointed for all or substantially all of the assets of Tenant and such receivership shall not be terminated or stayed within thirty (30) days.

          (f) Tenant shall desert or vacate any substantial portion of the Premises for a period of five (5) or more days.

     19. REMEDIES. Upon the occurrence of any event of default specified in paragraph 18 hereof, Landlord shall have the option to pursue any one or more of the following remedies without any notice or demand whatsoever:

          (a) Terminate this Lease, in which Event Tenant shall immediately surrender the Premises to Landlord, and if Tenant fails to do so, Landlord may, without prejudice to any other remedy which it may have for possession or arrearages in Rent, enter upon and take possession and expel or remove Tenant and any other person who may be occupying said Premises or any part thereof, without being liable for prosecution or any claim of damages thereof (except for damages resulting from the gross negligence or willful misconduct of Landlord); and Tenant agrees to pay to Landlord on demand the amount of all loss and damage which Landlord may suffer by reason of such termination, whether through inability to relet the Premises on satisfactory terms or otherwise, including the loss of Rent for the remainder of the Lease Term.

          (b) Enter upon and take possession of the Premises and expel or remove Tenant and any other person who may be occupying the Premises or any part thereof, without being liable for prosecution or any claim for damages therefor (except for damages resulting from the gross negligence or willful misconduct of Landlord), and if Landlord so elects, relet the Premises on such terms as Landlord shall deem advisable and receive the Basic Rental thereof; and Tenant agrees to pay to Landlord on demand any deficiency that may arise by reason of such reletting for the remainder of the Lease Term.

          (c) Enter upon the Premises, without being liable for prosecution or any claim for damages therefor (except for damages resulting from the gross negligence or willful misconduct of Landlord), and do whatever Tenant is obligated to do under the terms of this Lease; and Tenant agrees to reimburse Landlord on demand for any expenses which Landlord may incur in thus effecting compliance with Tenant's obligations under this Lease, and Tenant further agrees that Landlord shall not be liable for any damages resulting to the Tenant from such action (except for damages resulting from the gross negligence or willful misconduct of Landlord).

          (d) Pursue the statutory Landlord's lien for Rent which is not waived by anything contained herein.

          No re-entry or taking possession of the Premises by Landlord shall be construed as an election on its part to terminate this Lease, unless a written notice of such intention be given to Tenant. Notwithstanding any such reletting or re-entry or taking possession, Landlord may at any time thereafter elect to terminate this Lease for a previous default. Pursuit of any of the foregoing remedies shall not preclude pursuit of any of the other remedies herein provided or any other remedies provided by law, nor shall pursuit of any remedy herein provided constitute a forfeiture or waiver of any Rent due to Landlord hereunder or of any damages accruing to Landlord by reason of the violation of any of the terms, provisions and covenants herein contained. Landlord's acceptance of Rent following an event of default hereunder shall not be construed as Landlord's waiver of such event of default. No waiver by Landlord of any violation or breach of any of the terms, provisions, and covenants herein contained shall be deemed or construed or constitute a waiver of any other violation or breach of any of the terms, provisions, and covenants herein contained. Forbearance by Landlord to enforce one or more of the remedies herein provided upon an event of default shall not be deemed or construed to constitute a waiver of any other violation of default. The loss or damage that Landlord may suffer by reason of termination of this Lease or the deficiency from any reletting as provided for above shall include the expense of repossession and any repairs or remodeling undertaken by Landlord following possession. Should Landlord at any time terminate this Lease for any default, in addition to any other remedy
Landlord may have, Landlord may recover from Tenant all damages Landlord may incur by reason of such default, including the cost of recovering the Premises and the loss of Rent for the remainder of the Lease Term.

     20. SURRENDER OF PREMISES. No act or thing done by the Landlord or its agents during the term hereby granted shall be deemed an acceptance of a surrender of the Premises, and no agreement to accept a surrender of the Premises shall be valid unless the same be made in writing and subscribed by the Landlord.

     21. ATTORNEYS' FEES. If on account of any breach or default by Tenant in Tenant's obligations under this Lease it should be necessary or appropriate for Landlord to bring any action under this Lease or to enforce or defend any of Landlord's rights hereunder, then Tenant agrees in each and any such case to pay to Landlord a reasonable attorneys' fee. Landlord agrees this provision shall be applicable against it in the event of Landord's default hereunder.

     23. MECHANIC'S LIEN. Tenant shall have no authority, express or implied, to create or place any lien or encumbrance of any kind or nature whatsoever upon, or in any manner to bind, the interest of Landlord in the Premises or to charge the Rent payable hereunder for any claim in favor of any person dealing with Tenant, including those who may furnish materials or perform labor for any construction or repairs, and each such claim shall attach to, if at all, only the leasehold interest granted to Tenant by this instrument. Tenant covenants and agrees that it will pay or cause to be paid all sums legally due and payable by it on account of any labor performed or materials furnished in connection with any work performed on the Premises on which any lien is or can be validly and legally asserted against its leasehold interest in the Premises or the improvements thereon and that it will save and hold Landlord harmless from any and all loss, cost or expense based on or arising out of asserted claims or liens against the leasehold estate or against the right, title and interest of the Landlord in the Premises or under the terms of this Lease.

     24. WAIVER OF SUBROGATION. Anything in this Lease to the contrary notwithstanding, the parties hereto waive any and all rights of recovery, claim, action or cause of action, against each other, their agents, officers and employees, for any loss or damage that may occur to the Premises hereby demised, or any improvements thereto, the Building or any improvements thereto, by reason of fire, the elements, or any other cause which could be insured against under the terms of standard fire and extended coverage insurance policies, regardless of cause or origin, including negligence of the parties hereto, their agents, officers, and employees.

     25. SIGNS. Tenant shall have the right to install signs upon the Premises only when first approved in writing by Landlord (such approval not to be unreasonably withheld) and subject to any applicable governmental laws, ordinances, restrictions, regulations and other requirements. Tenant shall remove all such signs upon the expiration or other termination of this Lease. Such installations and removals shall be made in such manner as to avoid injury to or defacement of any buildings or other improvements on the Premises, and Tenant shall repair any injury or defacement, including without limitation discoloration, caused by such installation or removal.

     26. NOTICES. Each provision of this Lease, or of any applicable governmental laws, ordinances, regulations, and other requirements with reference to the sending, mailing or delivery of any notice, or with reference to the making of any payment by Tenant to Landlord, shall be deemed to be complied with when and if the following steps are taken:

          (a) All Rent and other payments required to be made by Tenant to Landlord hereunder shall be payable to Landlord in Dallas County, Texas, at the address hereinbelow set forth, or at such other address as Landlord may specify from time to time by written notice delivered in accordance herewith.

          (b) Except as otherwise specifically set forth herein, any notice or document required to be delivered hereunder shall be in writing and shall be deemed effective when delivered and shall be deemed delivered when actually received, or, if earlier and whether or not received, two (2) days after being deposited in the United States mail, postage prepaid, certified or registered mail, return receipt requested, addressed to the parties hereto at the respective addresses set out opposite their names below, or at such other address as they have theretofore specified by written notice delivered in accordance herewith:

          LANDLORD:      St. Paul Properties, Inc.
                         --------------------------------
                         12720 Hillcrest Road, Suite 100
                         --------------------------------
                         Dallas, Texas 75230
                         --------------------------------

          TENANT:        Simmons Company
                         --------------------------------
                         1625 Diplomat
                         --------------------------------
                         Carrollton, Texas 75006
                         --------------------------------

     27. FORCE MAJEURE. Whenever a period of time is herein prescribed for action to be taken by Landlord, the Landlord shall not be liable or responsible for, and there shall be excluded from the computation for any such period of time, any delays due to strikes, riots, acts of God, shortages of labor or materials, war, governmental laws, regulations or restrictions or any other causes of any kind whatsoever which are beyond the control of Landlord. Landlord agrees that this provision shall also apply to actions to be taken by Tenant; provided, this provision shall not apply to the payment of any amounts due
- --------
hereunder by Tenant.

     28. SEPARABILITY. If any clause or provision of this Lease is illegal, invalid or unenforceable under present or future laws, then and in that event, it is the intention of the parties hereto that the remainder of this Lease shall not be affected thereby, and it is also the intention of the parties to this Lease that in lieu of each clause or provision of this Lease that is illegal, invalid, or unenforceable, there be added as a part of this Lease a clause or provision as similar in terms to such illegal, invalid or unenforceable clause or provision as may be possible and be legal, valid and enforceable.

     29. ENTIRE AGREEMENT; AMENDMENTS; BINDING EFFECT. Neither party to this Lease has made or relied on any representations, warranties, covenants or agreements with respect to the Premises or any other matters affecting or related to this Lease except as contained herein and this Lease supersedes and replaces any prior representations, warranties, covenants or agreements, whether written or oral, which may have been made by either party with respect to the Premises or other matters contained in this Lease. This Lease contains the entire agreement between the parties hereto with respect to the Premises and all other matters contained in this Lease and this Lease may not be altered, changed or amended, except by instrument in writing signed by both parties hereto. No provision of this Lease shall be deemed to have been waived by Landlord unless such waiver be in writing signed by Landlord and addressed to Tenant, nor shall any custom or practice which may grow up between the parties in the administration of the terms hereof be construed to waive or lessen the right of Landlord to insist upon the performance by Tenant in strict accordance with the terms hereof. The terms, provisions, covenants and conditions contained in this Lease shall apply to, inure to the benefit of, and be binding upon the parties hereto, and upon their respective successors in interest and legal representatives, except as otherwise herein expressly provided.

     30. QUIET ENJOYMENT. Provided Tenant has performed all of the terms, covenants, agreements and conditions of this Lease, including the payment of Rent, to be performed by Tenant, Tenant shall peaceably and quietly hold and enjoy the Premises for the term hereof, without hindrance from Landlord, subject to the terms and conditions of this Lease.

     31. EXISTENCE OF BROKER. Tenant represents and warrants that it has not contacted or dealt with any real estate broker or agent in connection with the execution of this Lease, except as listed below:

          BROKER:        Cushman & Wakefield of Texas, Inc.
                         ----------------------------------
                         5430 LBJ Freeway, Suite 100
                         ----------------------------------
                         Dallas, Texas 75240
                         ----------------------------------

     Tenant agrees to indemnify and hold harmless Landlord against all liabilities and costs (including but not limited to attorney's fees) incurred by Landlord as a result of Tenant's breach of the warranties and representations contained herein.

     32. GENDER. Words of any gender used in this Lease shall be held and construed to include any other gender, and words in the singular number shall be held to include the plural, unless the context otherwise requires.

     33. JOINT AND SEVERAL LIABILITY. If there be more than one Tenant, the obligations hereunder imposed upon Tenant shall be joint and several. If there be a guarantor of Tenant's obligations hereunder, the obligations hereunder imposed upon Tenant shall be the joint and several obligations of Tenant and such guarantor and Landlord need not first proceed against the Tenant hereunder before proceeding against such guarantor, nor shall any such guarantor be released from its guaranty for any reason whatsoever, including without limitation, in case of any amendments hereto, waivers hereof or failure to give such guarantor any notices hereunder.

     34. CAPTIONS. The captions contained in this Lease are for convenience of reference only, and in no way limit or enlarge the terms and conditions of this Lease.

     35. GOVERNING LAW AND PLACE OF PERFORMANCE. This Lease shall be governed by the laws of the State of Texas. Tenant shall perform all covenants, conditions and agreements contained herein, including but not limited to payment of Rent, in Dallas County, Texas. Any suit arising from or relating to this Lease shall be brought in Dallas County, Texas, and the parties hereto waive the right to be sued elsewhere.

     36. SPECIAL PROVISIONS. Riders #1-#5 attached hereto are incorporated herein for all purposes. In the event of a conflict between the terms of the Riders and the printed terms of this Lease, the terms of the Riders shall control.

     Executed by Landlord this 10th day of February, 1993.
                                   ----        --------
                             LANDLORD:
                             ST. PAUL PROPERTIES, INC.
                             By: /s/
                                 ---------------------
                                 Title:
                                        --------------

     Executed by Tenant this 5th day of February, 1993.
                             ---        --------
                             TENANT:
ATTEST:                      SIMMONS COMPANY
_____________________             By: /s/
                                      ---------------------
Title: ______________                 Title: President
                                             ---------

                                   EXHIBIT "A"
                                   -----------

The description of Parcel 4, a 4.557 acre tract of land situated in the W. M. Pulliam Survey, Abstract No. 1171, City of Carrollton, Dallas County, Texas. Said tract being a part of Luna Business Park, a 67.821 acre tract of land. Said Parcel 4 being more particularly described as follows:

BEGINNING at a point in the south right-of-way line of Diplomat Drive (60 foot
- ---------
R.O.W.), said point being N 89 DEG. 01' 49" E a distance of 545.23 feet from the east right-of-way line of Luna Road (100 foot R.O.W.);

THENCE N 89 DEG. 01' 49" E along said south line of Diplomat Drive for a
- ------
distance of 356.25 feet to a point for corner in the west line of a 96 foot drainage R.O.W. to Carrollton, Farmers Branch Levee District.

THENCE S 00 DEG. 58' 11" E along said west line of drainage R.O.W. for a
- ------
distance of 541.98 feet to a point for corner in the north right-of-way line of Cooks Branch;

THENCE S 84 DEG. 09' 05" W along said north line of Cooks Branch for a distance
- ------
of 357.55 feet to a point for corner;

THENCE N 00 DEG. 58' 11" W for a distance of 570.28 feet to the POINT OF
- ------                                                          --------

BEGINNING: CONTAINING 198,496.10 square feet or 4.557 acres of land.
- ---------------------












                                   EXHIBIT "A"
                                   -----------

                                   EXHIBIT "B"
                                   -----------

Floor Plan of:

                                   1625 Diplomat Drive
                                   Carrollton, Texas
                                   106,140 Square Feet












                                   EXHIBIT "B"
                                   -----------

                             RIDER #1 RENEWAL OPTION
                             -----------------------

     If, at the end of the Lease Term, as it may be extended, Tenant is not in default of any of the terms, conditions or covenants of this Lease, Tenant, but not any assignee or subtenant of Tenant, is hereby granted two (2) options to renew this Lease for two (2) additional terms of sixty (60) months each upon the same terms and conditions contained herein, with the following exceptions:

     (a) The renewal term will contain no further renewal options unless granted by Landlord in writing; and

     (b) Rental for the first renewal term shall be at ninety five percent (95%) of the then prevailing market rate for properties of equivalent quality, size, utility and location, with the length of the lease term and credit standing of the Tenant to be taken into account. If Tenant desires to renew this Lease, Tenant will notify Landlord of its intention to renew no later than one hundred eighty (180) days prior to the expiration date of the then current term of this Lease. Landlord shall, within the next fifteen (15) days, notify Tenant in writing of the proposed renewal rate and Tenant shall, within the next fifteen
(15) days following receipt of the proposed rate rental rate, notify Landlord in writing of its acceptance or rejection of the proposed rental rate. In the event Tenant and Landlord cannot agree on the proposed rate, this Lease shall terminate at end of the primary term, unless terminated earlier pursuant to the terms hereof.

     (c) Rental for the second renewal term shall be at the then prevailing market rates for properties of equivalent quality, size, utility and location, with the length of the lease term and credit standing of the Tenant to be taken into account. If Tenant desires to renew this Lease, Tenant will notify Landlord of its intention to renew no later than one hundred eighty (180) days prior to the expiration date of the then current term of this Lease. Landlord shall, within the next fifteen (15) days, notify Tenant in writing of the proposed renewal rate and Tenant shall, within the next fifteen (15) days following receipt of the proposed rate, notify Landlord in writing of its acceptance or rejection of the proposed rental rate. In the event Tenant and Landlord cannot agree on the proposed rate, this Lease shall terminate at end of the then current term, unless terminated earlier pursuant to the terms hereof.

                     RIDER #2 - CURRENT OCCUPANCY BY TENANT
                     --------------------------------------

     It is understood and agreed that as of the date of the execution of this Lease, Tenant has agreed to sublease the Premises from Sublessor, pursuant to the Sublease. Therefore, Tenant will be occupying the Premises pursuant to the Sublease from the date hereof until the Commencement Date. In this regard, it is hereby agreed that:

     (a) No change in (i) the condition of the Premises, (ii) the use of the Premises permitted by applicable governmental authorities, or (iii) any fact or circumstances whatsoever, between the date hereof and the Commencement Date (except as specifically provided otherwise in this Lease), shall operate to in any way relieve, alter or amend Tenant's obligations under this Lease.

     (b) A default by Tenant under the Sublease shall constitute a default under this Lease, and entitle Landlord to exercise any and all remedies provided herein for a default by Tenant.

     (c) IT IS UNDERSTOOD AND AGREED THAT LANDLORD IS NOT MAKING AND SPECIFICALLY DISCLAIMS ANY WARRANTIES OR REPRESENTATIONS OF ANY KIND OR CHARACTER, EXPRESS OR IMPLIED, WITH RESPECT TO THE PREMISES, INCLUDING, BUT NOT LIMITED TO, WARRANTIES OR REPRESENTATIONS AS TO ZONING, TAX CONSEQUENCES, PHYSICAL OR ENVIRONMENTAL CONDITIONS, AVAILABILITY OF ACCESS (SPECIFICALLY MAKING NO WARRANTY OF COMPLIANCE WITH THE REQUIREMENTS
     OF THE AMERICAN WITH DISABILITIES ACT OF 1990), INGRESS OR EGRESS, OPERATING HISTORY OR PROJECTIONS, VALUATION, GOVERNMENTAL APPROVALS, GOVERNMENTAL REGULATIONS OR ANY OTHER MATTER OR THING RELATING TO OR AFFECTING THE PREMISES INCLUDING, WITHOUT LIMITATION: (i) THE VALUE, CONDITION, SUITABILITY OR FITNESS FOR A PARTICULAR USE OR PURPOSES OF THE PREMISES, (ii) THE MANNER OR QUALITY OF THE CONSTRUCTION OR
     MATERIALS INCORPORATED INTO ANY OF THE PREMISES AND (iii) THE MANNER, QUALITY, STATE OF REPAIR OR LACK OF REPAIR OF THE PREMISES, TENANT AGREES THAT WITH RESPECT TO THE PREMISES, TENANT HAS NOT RELIED UPON AND WILL NOT RELY UPON, EITHER DIRECTLY OR INDIRECTLY, ANY REPRESENTATION OR WARRANTY OF LANDLORD OR ANY AGENT OF LANDLORD. TENANT REPRESENTS THAT IT IS A KNOWLEDGEABLE LESSEE OF REAL ESTATE AND THAT IT IS RELYING SOLELY ON ITS OWN EXPERTISE AND THAT OF TENANT'S CONSULTANTS, AND THAT TENANT WILL CONDUCT SUCH INSPECTIONS AND INVESTIGATIONS OF THE PREMISES, INCLUDING,
     BUT NOT LIMITED TO, THE PHYSICAL AND ENVIRONMENTAL CONDITIONS THEREOF, AND SHALL RELY UPON SAME, AND EXCEPT AS PROVIDED IN THIS LEASE, SHALL ASSUME THE RISK THAT ADVERSE MATTERS, INCLUDING, BUT NOT LIMITED TO, ADVERSE PHYSICAL AND ENVIRONMENTAL CONDITIONS, MAY NOT HAVE BEEN REVEALED BY TENANT'S INSPECTIONS AND INVESTIGATION. LANDLORD IS NOT LIABLE OR BOUND IN ANY MANNER BY ANY VERBAL OR WRITTEN STATEMENTS, REPRESENTATIONS, OR INFORMATION PERTAINING TO THE PREMISES FURNISHED BY ANY REAL ESTATE BROKER, AGENT, EMPLOYEE, SERVANT OR OTHER PERSON, UNLESS THE SAME ARE SPECIFICALLY SET FORTH OR REFERRED TO HEREIN. NOTWITHSTANDING THE FOREGOING, LANDLORD SHALL BE BOUND BY ITS INDEMNIFICATION OF TENANT CONTAINED IN PARAGRAPH 6
     OF THE SUBLEASE.

                RIDER # 3 - ADDITIONAL RENTAL; OPERATING EXPENSES
                -------------------------------------------------

     (a) Tenant agrees to pay the Operating Expenses, as set forth below, to the Landlord as ADDITIONAL RENT. The term "Operating Expenses" as used in this Lease includes all expenses incurred by Landlord directly related to the repairs, maintenance, and management of the Building, including, but not limited to, maintenance and repair costs, wages and benefits payable to employees of Landlord whose duties are directly related to the operation and maintenance of the Building, amounts to be paid to contractors and subcontractors for the work or service performed in connection with the operation and maintenance of the Building, legal and accounting fees, and all services, supplies, repairs, replacements or other expenses for maintaining and operating the Building including common areas and parking areas pursuant to paragraph 8 hereof. The term "Operating Expenses" shall include all taxes and assessments and governmental charges whether federal, state, county or municipal, and whether they be by taxing districts or authorities presently taxing the Building or by others, subsequently created or otherwise, and any other taxes and assessments attributable to the Building and its operation excluding, however, federal and state taxes on income, pursuant to paragraph 4 hereof. In connection with the taxes, there may be included as an Operating Expense the reasonable expenses of employing a tax consulting firm to attempt to assure a fair tax burden on the Building and grounds within the applicable taxing jurisdiction (in which case Tenant shall have the right to consult with and participate with such consultant in its tax reduction efforts). The term "Operating Expenses" shall also include all insurance premiums Landlord is required to pay or deems necessary to pay for public liability insurance and fire and extended insurance coverage with respect to the Building pursuant to paragraph 15 hereof. The term "Operating Expenses" shall not include utilities, or any capital improvement to the Building not required by governmental authorities or not designed to effect cost savings, nor shall it include any repairs, restoration or other work occasioned by fire, windstorm or other casualty, income and franchise taxes of the Landlord, expenses incurred in leasing to or procuring of tenants, leasing commissions, advertising expenses or the renovating of space of new tenants, interest or principal payments on any mortgage or other indebtedness of Landlord, or depreciation allowance or expense or any other cost or expense not generally or specifically described above or in this Lease.

     (b) Landlord shall, within 150 days after the close of each calendar year, give Tenant an invoice to include in reasonable detail, all computations of actual Operating Expenses (the "Operating Expenses Computation"). Tenant will cause payment of said invoice within thirty (30) days of receipt, unless paid in monthly installments as provided below. An equitable adjustment shall be made for in any partial calendar year of the Lease Term. Tenant shall have the right, within such thirty (30) day period with ten (10) days advance written notice to Landlord, and during Landlord's normal business hours, to review Landlord's books relevant to the ADDITIONAL RENT and any item relevant to the Computation of Operating Expenses, Estimated Operating Expenses and Operating Expenses Computation for that calendar year.

     (c) As an alternative to the annual payments of Operating Expenses provided in subparagraph b above, upon Landlord's notice, Tenant shall pay to Landlord an estimate of the Operating Expenses for the forthcoming calendar year or portion thereof remaining in the applicable portion of the Lease Term at the time of Landlord's notice given on or before fifteen (15) days prior to the commencement of such calendar year (the "Estimated Operating Expenses"), which payment Tenant shall pay to Landlord monthly in an amount equal to one-twelfth (1/12) of the Estimated Operating Expenses, with an adjustment to be made between the parties at a later date as hereinafter provided. In the Operating Expenses Computation, Landlord shall notify Tenant of the difference, if any, between the Operating Expenses and the Estimated Operating

Expenses (which was paid in accordance with this paragraph) for such year. To the extent that the Operating Expenses for any period covered by such statement are greater than the Estimated Operating Expenses which Tenant previously paid, Tenant shall pay to Landlord the difference in cash within thirty (30) days following receipt of said statement from Landlord. To the extent that the Operating Expenses for the period covered by the Statement are less than the Estimated Operating Expenses which Tenant previously paid, Landlord shall, at Tenant's option, refund such difference within thirty (30) days after the Statement, or credit the difference against the Estimated Operating Expenses for the new calendar year and such credit will be applied to the next payment or payments of Estimated Operating Expenses due from Tenant to Landlord. In addition, until Tenant receives such statement, Tenant's monthly reimbursement for the new calendar year shall continue to be paid at the rate for the previous calendar year, but Tenant shall commence payment to Landlord of the monthly installments of reimbursement on the basis of the new statement beginning on the first day of the month following the month in which Tenant receives such statement. If the statement reflects a change in the monthly reimbursement amount, such difference shall be adjusted by increasing or decreasing the first monthly reimbursement payment after the statement is given in order to bring the reimbursement amount for the new calendar year current as of such date.

     (d) Notwithstanding anything herein to the contrary, Tenant's obligation to pay Operating Expenses (excluding the cost of taxes and insurance in such calendar year) shall not increase by more than six percent (6%) in any one calendar year over the Operating Expenses (excluding the cost of taxes and insurance in such calendar year) paid in the immediately preceding calendar year. In other words, there will be no six percent (6%) "cap" on any annual increase in the taxes and insurance components of Operating Expenses.

     (e) The provisions of this Rider #3 are in addition the other provisions of the remainder of this Lease, and are not intended to limit, derogate, amend or replace any of such other provisions, included but not limited to the provisions of paragraphs 4, 6, 8, and 15 of this Lease. To the extent that there is any conflict between the provisions contained in those paragraphs and this Rider #3, Rider #3 shall prevail.

     (f) For any tax year for which Tenant shall be obligated to pay real property taxes hereunder, Tenant shall have the right to review or contest in good faith by legal proceedings, or in such other manner as it may deem suitable (which, if instituted, Tenant shall conduct at its own expense, free of any expense to Landlord), any taxes, assessments, rate or charge or other governmental imposition or charge aforementioned. Tenant shall notify Landlord of any such contest and Landlord shall be entitled to participate in and/or review all such proceedings. If there shall be any reduction, cancellation or discharge of any imposition, Landlord shall reimburse or, as the case may be, credit Tenant with the amount of such reduction, cancellation or discharge. Finally, in no event shall Tenant permit any lien to attach to the Property, and shall provide a bond or other security reasonably acceptable to Landlord to engage in any such contest.

                        RIDER #4 - FURTHER USE PROVISIONS
                        ---------------------------------

(a)  Hazardous Material.
     ------------------

     1. Tenant shall not cause (other than in compliance with all applicable laws or regulations) or permit any Hazardous Material to be brought upon, kept, or used in or about the Premises by Tenant, its agents, employees, contractors, or invitees, without the prior written consent of Landlord (which Landlord shall not reasonably withhold as long as Tenant demonstrates to Landlord's reasonable satisfaction that such Hazardous Material is necessary or useful to Tenant's business and will be used, kept and stored in a manner that complies with all laws regulating any such Hazardous Material so brought upon or used or kept in or about the Premises). If Tenant breaches the obligations stated in the preceding sentence, or if the presence of Hazardous Materials on the Premises caused or permitted by Tenant results in contamination of the Premises or if contamination of the Premises by Hazardous Material otherwise occurs for which Tenant is legally liable to Landlord for damage resulting therefrom, then Tenant shall indemnify, defend and hold Landlord harmless from any and all claims, judgments, damages, penalties, fines, costs, liabilities, or losses (including, without limitation, diminution in value of the Premises, damages for the loss or restriction on use of rentable or usable space or of an amenity of the Premises, damages arising from any adverse impact on marketing of the Building and sums paid in settlement of claims, attorneys' fees, consultant fees and expert fees) which arise during or after the Lease Term as a result of such contamination. This indemnification of Landlord by Tenant includes, without limitation, costs incurred in connection with any investigation of site conditions or any cleanup, remedial, removal or restoration work required by any federal, state, or local governmental agency or political subdivision because of Hazardous Material present in the air, soil or ground water around on or under the Premises. Without limiting the foregoing, if the presence of any Hazardous Material on the Premises caused or permitted by Tenant results in any contamination of the Premises, Tenant shall promptly take all actions at its sole expense as are necessary to return the Premises to the condition existing prior to the introduction of any such Hazardous Material to the Premises; provided that Landlord's approval of such actions shall first be obtained, which approval shall not be unreasonably withheld so long as such actions would not potentially have any material adverse long-term or short-term effect on the Premises.

     2. "Hazardous Material" is used in this Rider #4 in its broadest sense and shall mean any petroleum base products, pesticides, paints and solvents, polychlorinated biphenyl, lead, cyanide, DDT, acids, ammonium compounds and other chemical products and any substance or material defined or designated as hazardous or toxic substance, or other similar term by any federal, state or local environmental statute, regulation, or ordinance affecting the Premises presently in effect or that may be promulgated in the future, as such statutes, regulations or ordinances may be amended from time to time, including, but not limited to the statutes listed below:

     Resource Conservation and Recovery Act of 1976, 42 U.S.C. 6901 et seq.
                                                                    ------

     Comprehensive Environmental Response, Compensation, and Liability Act of 1980, 40 U.S.C. 1801 et seq.
                          ------

     Clean Air Act, 42 U.S.C. 7401-7626.

     Water Pollution Control Act (Clean Water Act of 1977) 33 U.S.C. 1251
     et seq.
     ------

     Insecticide, Fungicide, and Rodenticide Act (Pesticide Act of 1987), 7 U.S.C. 135 et seq.
                ------

     Toxic Substances Control Act, 15 U.S.C. 2601 et seq.
                                                  ------

     Safe Drinking Water Act, 42 U.S.C. 300(f) et seq.
                                               ------

     National Environmental Policy Act et seq.
                                       ------

     Refuse Act of 1899, 33 U.S.C. 407 et seq.
                                       ------

(b)  Suitability of Premises.
     -----------------------

     1. Tenant acknowledges and agrees that neither Landlord nor its managing agent ("Agent") has made any investigation whatsoever as to, and neither Landlord nor Agent makes any representation or warranty of any kind, express or implied, concerning the habitability and suitability of the Premises for Tenant's intended use, including but not limited to the adequacy of the following in relation to Tenant's use:

          (i) the existing or future zoning classification of the Premises;

          (ii) compliance of the Premises with applicable laws, rules, regulations, restrictions, ordinances or policies; and

          (iii) the structural, non-structural, mechanical, environmental, foundational, sub-foundational and other physical aspects of the Premises.

     2. The responsibility for determining the suitability of the Premises, as well as obtaining and/or maintaining all necessary permits (including but not limited to special use permits), certificates, variances and licenses, shall be the sole responsibility, and at the sole expense of Tenant. The fact that Landlord or Agent may pay for any or all of the tenant finish-out shall not alter responsibility and expense described in this Section B.

                        RIDER #5 - SUBLETTING PROVISIONS
                        --------------------------------

     (a) Subleases to any subsidiaries or affiliates of Tenant shall not require Landlord's consent; provided, Tenant shall remain fully liable under this Lease notwithstanding any such sublease. In any event, however, Tenant shall provide thirty (30) days advance written notice of such sublease to Landlord and each such sublessee shall expressly assume and agree to perform all of Tenant's obligations under this Lease.

     (b) If Tenant desires at any time to enter into an Assignment or a Sublease of the Premises or any portion thereof, Tenant shall request in writing, at lease sixty (60) days prior to the effective date of the Assignment or Sublease, Landlord's consent to the Assignment or Sublease, and provide the following:

          (i)       The name of the proposed assignee, sub-tenant or occupant;

          (ii) The nature of the proposed assignee's, subtenant's or occupant's business to be carried on in the Premises;

          (iii) The terms and provisions of the proposed Assignment or Sublease; and

          (iv) Such financial information concerning the proposed assignee, subtenant or occupant which Landlord shall have reasonably requested following its receipt of Tenant's request for consent.

     (c) Tenant agrees (by way of example and without limitation) that it shall be reasonable for Landlord to withhold its consent if any of the following situations exist or may exist:

          (i) The proposed transferee's use of the Premises conflicts with the Permitted Use under this Lease;

          (ii) In Landlord's reasonable business judgment, the proposed transferee lacks sufficient business reputation or experience to operate a successful business of the type and quality permitted under this Lease, or of another type which, in Landlord's reasonable judgment, is suitable for the Premises;

          (iii)     Tenant is in default pursuant to this Lease;

          (iv) The proposed transferee's financial condition as reflected by its net worth is less favorable than Tenant's financial condition as of the Commencement Date of this Lease.

     (d) If Landlord consents to the Sublease of Assignment, Tenant may enter into such Assignment or Sublease of the Premises or portion thereof, but only upon the terms and conditions set forth in the notice furnished by Tenant to Landlord pursuant to Subsection b; provided; however, that in connection with such Assignment or Sublease, as a condition to Landlord's consent, Tenant shall enter into an agreement with Landlord to pay to Landlord fifty percent (50%) of the excess, if any, of (i) in the case of an Assignment, the rental and other payment obligations of the proposed assignee under the terms of the proposed Assignment over the rental and other payment obligations of Tenant under the terms of this Lease, or (ii) in the case of a Sublease, the amount proposed to be paid by the sublessee over the proportionate amount of rental and other payment obligations required to be paid by Tenant to Landlord under the terms of this Lease applicable to the portion of the Premises so subleased.

     (e) No consent by Landlord to any Assignment or Sublease by Tenant shall relieve Tenant of any obligation to be performed by Tenant under this Lease, whether arising before or after the Assignment or Sublease.
          The consent by Landlord to any Assignment or Sublease shall not relieve Tenant of the obligation to obtain Landlord's express written consent to any other Assignment or Sublease. Any Assignment or Sublease that is not in compliance with this shall be void and, at the option of Landlord, shall constitute a material default by Tenant under this Lease. The acceptance of rent or payment of any other monetary obligation by Landlord from a proposed assignee or sublessee shall not constitute the consent by Landlord to such Assignment or Sublease.

     (f) Each assignee, or transferee, other than Landlord, shall assume, as provided in this Subsection f, all obligations of Tenant under this lease and shall be and remain liable jointly and severally with Tenant for the payment of Rental and all other monetary obligations hereunder, and for the performance of all terms, covenants, conditions and agreements herein contained on Tenant's part to be performed for the Lease Term; provided however, that the assignee, sublessee, or other transferee shall be liable to Landlord for rent only in the amount set forth in the Assignment or Sublease. No Assignment shall be binding on Landlord unless the assignee or Tenant shall deliver to Landlord a counter part of the Assignment and an instrument in recordable form that contains a covenant of assumption by the assignee satisfactory in substance and form to Landlord, consistent with the requirements of this Subsection f, but the failure or refusal of the assignee to execute such instrument of assumption shall not release or discharge the assignee from its liability as set forth above.

     (g) Tenant shall pay Landlord's reasonable expenses for each such proposed transfer to cover the legal review and processing expenses of Landlord, whether or not Landlord shall grant its consent to such proposed transfers.

                                February 5, 1993
                                         -

Simmons Company
One Concourse Parkway
Suite 600
Atlanta, GA  30328

     Re:  Agreement Regarding Leased Property
          Dated February 5, 1993
                         -

Gentlemen:

     In connection with the above-referenced Agreement (the "Agreement"), St. Paul Properties, Inc., a Delaware corporation (the "Landlord") and Simmons Company, a Delaware corporation (the "Sublessee") hereby agree as follows (defined terms used herein shall have the meanings ascribed to such terms contained in the Agreement):

     1. In the event of (i) a default by Simmons in its obligations and undertakings to Landlord under the Agreement which results in a termination of the Lease and the Simmons Lease, and only for the term of the Agreement Landlord shall have the right, in addition to all other remedies available at law, to payment by Simmons of any sums advanced by Landlord pursuant to Paragraph 10(c) of the Agreement, up to $100,000 and/or (ii) a termination of the Agreement and the Simmons Lease by Sublessee pursuant to Paragraph 21 of the Agreement, Landlord shall have the right, in addition to all other remedies available at law, to payment by Simmons of all out-of-pocket expenses actually and reasonably incurred by Landlord in connection with the negotiation and execution of the Simmons Lease and the Agreement, including but not limited to attorney's fees and brokerage commissions (collectively, the "Obligations").

     2. During the term of the Agreement, and until the Simmons Lease shall go into effect, Sublessee shall grant to Landlord a security interest in such of Sublessee's goods, equipment, fixtures, furniture, improvements, and other personal property of Sublessee presently or hereafter situated on the Premises (collectively, the "Personal Property"), and all proceeds therefrom, as may be necessary in order to secure the payment by Sublessee to Landlord of the Obligations in the event of a default by Sublessee of the Agreement. Upon the occurrence of an event of default by Sublessee under the Agreement, and the failure by Sublessee to pay the Obligations, Landlord may, in addition to any other remedies provided in the Agreement, enter upon the Premises and take possession of such Personal Property, and dispose of the same in accordance with
Article 9 of the Uniform Commercial Code as in effect in the State of Texas at the time of such default. Upon request by Landlord, Sublessee agrees to execute and deliver to Landlord a financing statement in form sufficient to perfect the security interest of Landlord the Personal Property.

     Upon commencement of the term of the Simmons Lease, and provided that Sublessee is not then in default under the terms of the Agreement, Landlord shall release the security interest given herein, and shall execute such termination statements as are required in order to evidence the release of its security interest in the Personal Property.

     3. In addition to compliance with the terms of Paragraph 3 of the Agreement regarding use of the Premises, Sublessee shall comply with the terms of Rider 4 of the Simmons Lease during the term of the Agreement.

     4. In the event Sublessee enters into a Lease agreement with Southern Pacific Lines concerning certain property adjacent to the Premises, Sublessee shall indemnify and hold harmless Landlord, its agents, officers, directors and successors from and against any loss, claim cost or expense arising or resulting from the performance by Sublessee of such agreement or the use by Sublessee of such property.

     5. On or before the Commencement Date of the Simmons Lease Sublessee shall deliver to Landlord a copy of its most recently available financial statements.

     6. Notwithstanding Paragraph 15 of the Agreement, this letter, when executed by both parties, shall constitute the agreement of the parties as to the matters contained herein.

     If the foregoing is in accordance with your understanding, please execute a copy of this letter in the space provided and return the same to the undersigned at the address set forth in Paragraph 13 of the Agreement.

                                             Sincerely,

                                             ST. PAUL PROPERTIES, INC.



                                        By:  /s/
                                             --------------------------
                                        Title:  V.P.
                                                -----------------------


Agreed to and acknowledged this
5th day of February, 1993.
- ---        --------

SIMMONS COMPANY

By:/s/
   -----------------------
Title:   President
      --------------------